UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2001

Global Med Technologies, Inc.
(Exact name of registrant as specified in its charter)

                                                                      Colorado                                                      0-22083                                                                                 84-1116894
                                                 (State or other jurisdiction of                               (Commission File No.)                                                    (I.R.S. Employer Identification No.)
                                                  incorporation)

                                                                             12600 West Colfax, Suite C-420, Lakewood, CO                                                                   80215
                                                                             (Address of principal executive offices)                                                                            (Zip Code)

(303) 238-2000
(Registrant's telephone number, including area code)

Item 4. Changes In Registrant’s Independent Accountants

Deloitte & Touche LLP, upon being informed by Global Med Technologies, Inc. (Global Med) of their eventual dismissal, resigned as independent accountants to Global Med. Deloitte & Touche LLP acted as the independent accountants for Global Med for the years ended December 31, 2000 and 1999. Deloitte & Touche LLP was appointed as independent accountants on September 13, 1999.

Global Med has appointed Ehrhardt Keefe Steiner & Hottman PC (EKS&H) as its independent accountants, effective June 6, 2001. Global Med has not consulted with EKS&H with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to Global Med’s financial statements.

Deloitte & Touche LLP’s reports on Global Med’s financial statements for the two most recent fiscal years ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was recommended by the Audit Committee and approved by Global Med’s Board of Directors. It is the opinion of the Audit Committee and the Board of Directors that the fee structure and service of EKS&H, a regional firm located in Denver, Colorado, will be more conducive to the needs of Global Med.

During Global Med’s two most recent fiscal years and subsequent interim period up to the date of the change in independent accountants, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make a reference to the subject matter of the disagreement(s) in connection with its reports.

Item 7. Financial Statements and Exhibits.

Exhibit 16 Letter from Deloitte & Touche LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                       Global Med Technologies, Inc.

Date         June 6, 2001                                                               By: /s/ Michael I. Ruxin, M.D.
                                                                                                              Michael I. Ruxin, M.D.
                                                                                                              Chairman and Chief Executive Officer